As filed via EDGAR with the Securities and Exchange Commission on March 12, 2003

                                                              File No. 333-62051
                                                                ICA No. 811-8979

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 -------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 6 [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [X]

                                 Amendment No. 7

                                ---------------

                      THE VICTORY VARIABLE INSURANCE FUNDS
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     ----------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 362-5365

                                    Copy to:

Sue A.Walters                                Jay G. Baris
BISYS Fund Services Ohio, Inc.               Kramer Levin Naftalis &
3435 Stelzer Road                            Frankel LLP
Columbus, Ohio 43219                         919 Third Avenue
(Name and Address of Agent for Service)      New York, New York 10022

      Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|_|   Immediately upon filing pursuant to    |_|   on April 30, 2002 pursuant
      paragraph (b)                                to paragraph (b)
|X|   60 days after filing pursuant to       |_|   on (date) pursuant to
      paragraph (a)(1)                             paragraph (a)(1)
|_|   75 days after filing pursuant to       |_|   on (date) pursuant to
      paragraph (a)(2)                             paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   LOGO(R)
                       Victory Variable Insurance Funds

                                  PROSPECTUS

                         Investment Quality Bond Fund
                                Class A Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Nationwide Life Insurance Company has applied to the Securities and Exchange Commission for an order permitting the substitution of the shares of the Fund held for investment under its deferred variable annuity contracts with shares of another investment company. If the order is granted, shares of the Fund will no longer be offered as an investment option for these contracts.

For information, call your participating insurance company.


                                 May 1, 2003

TABLE OF CONTENTS

RISK/RETURN SUMMARY FOR THE FUND                                         1
An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of the Fund.

Q&A -- IMPORTANT CONSIDERATIONS                                          6

INVESTMENTS                                                              7

RISK FACTORS                                                             8

SHARE PRICE                                                              9

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                     10

INVESTING IN THE FUND                                                   11
o     Contract Owner Administrative Services Agreement                  11
o     Distribution and Service Plan                                     11
o     Purchases                                                         12
o     Redemptions                                                       12

ORGANIZATION AND MANAGEMENT OF THE FUND                                 13

FINANCIAL HIGHLIGHTS                                                    14




Shares of the Fund are:

o    Not insured by the FDIC;

o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

o Subject to investment risks, including possible loss of the amount invested.

Risk/Return Summary

Introduction

This Prospectus explains what you should know about the Investment
Quality Bond Fund ("the Fund"), a series of the Victory Variable Insurance Funds, before you invest. Please read it carefully.

Investment Objectives

The Fund pursues its objective by investing primarily in investment-grade bonds. The Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for the Fund and the "Investments" section later in the Prospectus.

Risk Factors

The Fund is subject to interest rate, inflation, reinvestment, credit, prepayment and extension risks. The Fund is not insured by the FDIC. In addition, there are other potential risks, discussed later in the Prospectus.

Who May Want to Invest in the Fund

o    Investors seeking income

o Investors seeking higher potential returns than provided by money market funds

o    Investors willing to accept the risk of price and dividend fluctuations

Share Classes

The Fund offers Class A Shares.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.

Please read this Prospectus before investing in the Fund and keep it for future reference.

The following pages provide you with an overview of the Fund. Please look at the objective, policies, strategies, risks, and expenses to determine if the Fund will suit your risk tolerance and investment needs.

INVESTMENT QUALITY BOND FUND                               Risk/Return Summary

Cusip # 92646Q109

Investment Objective

The Fund seeks to provide a high level of income.

Principal Investment Strategies


The Fund pursues its investment objective by investing primarily in investment-grade bonds issued by corporations and the U.S. government and its agencies or instrumentalities. "Investment grade" obligations are rated within the top four rating categories by an NRSRO.* In making investment decisions, Victory Capital Management Inc. (the Adviser) may consider economic factors such as corporate balance sheet strength/stability and consumer credit trends as well as bond-specific factors such as cash flow predictability and relative liquidity.


*An NRSRO is a nationally recognized statistical rating organization that assigns credit ratings to securities based on the borrower's ability to meet its obligations to make principal and interest payments.

Under normal circumstances, the Fund primarily invests in:

o Investment grade corporate securities, asset-backed securities, convertible securities and exchangeable debt securities;

o Mortgage-related securities issued by governmental agencies and non-governmental entities;

o Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

o    Commercial paper.

Important characteristics of the Fund's investments:


o Quality: All non-government instruments will be rated, at the time of purchase, within the four highest rating categories by Standard & Poor's (S&P), Fitch, Inc. (Fitch), Moody's Investors Service (Moody's), or another NRSRO, or, if unrated, be of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).


o Maturity: The dollar-weighted effective average maturity of the Fund will range from 5 to 15 years. Individual assets held by the Fund may vary from the average maturity of the Fund. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.


Under normal circumstances, the Fund will invest at least 80% of its net assets in debt securities that are rated at the time of purchase within the four highest rating categories by an NRSRO, unrated securities of comparable quality, or U.S. government securities, including securities of U.S. government instrumentalities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.


The Fund's high portfolio turnover may result in higher expenses.

There is no guarantee that the Fund will achieve its objective.

INVESTMENT QUALITY BOND FUND                               Risk/Return Summary

Principal Risks

An investment in the Fund may lose money. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs.

o    The market value of securities acquired by the Fund declines.

o The portfolio manager does not execute the Fund's principal investment strategies effectively.

o    Interest rates rise.

o An issuer's credit quality is downgraded or an issuer defaults on its securities.

o    The Fund must reinvest interest or sale proceeds at lower rates.

o    The rate of inflation increases.

o The average life of a mortgage-related security is shortened or lengthened.

o A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments.

Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31. The figures shown in the bar chart, table and highest and lowest quarterly returns assume reinvestment of dividends and distributions.

The total returns reflected in the bar chart, table and listing of highest and lowest quarterly returns below do not reflect the impact of fees and charges imposed pursuant to the terms of the contracts funded by the separate accounts that invest in the Fund. (See Q&A -- Important Considerations.) Purchasers should bear in mind that the total returns for the separate account assets that relate to the contracts will be lower than the total returns for the Fund.


Calendar Year Returns for Class A Shares

2000            11.02%
2001             6.49%
2002


Past performance does not indicate future results.


During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ended ________________) and the lowest return for a quarter was ____% (quarter ended ________________).


The table below shows how the average annual total returns for Class A Shares of the Fund for the one year and since inception periods compare to those of a broad-based market index.


Average Annual Total Returns
(for the Periods ended                      Past                    Since
December 31, 2002)                        One Year                Inception

Class A                                    _____%                 _____%(1)

Lehman Brothers
Aggregate Bond Index(2)                    _____%                 _____%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)


(1)  Performance is from July 1, 1999, inception date of Class A Shares.

(2) The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Fund Expenses

This section describes the fees and expenses that you may pay if you invest in Class A Shares of the Fund.

Annual Fund Operating Expenses
(deducted from Fund assets)                                         Class A

Management Fees                                                      0.20%

Distribution (12b-1) Fees                                            0.25%

Other Expenses (includes a contract owner's                          2.79%
administrative service fee of up to 0.25%)

Total Fund Operating Expenses(1)                                     3.24%

Fee Waiver/Expense Reimbursement                                    (1.64)%

Net Expenses(2)                                                      1.60%

(1)  Reflects anticipated expenses.

(2) The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses, as allowed by law, so that the net operating expenses of the Fund do not exceed 1.60% until at least April 30, 2004.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year         3 Years         5 Years         10 Years

Class A           $_____         $_____          $_____           $_____

Q&A -- Important Considerations

Keep in mind that:

o    The Fund is not a complete investment program.

o The Fund's shares could decrease in value, but they also have the potential to increase in value.

You cannot buy shares of the Fund directly, but only through variable annuity or variable life insurance contracts (contracts) that are offered by the segregated asset accounts (separate accounts) of certain life insurance companies (participating insurance companies).

The Fund offers Class A Shares. You are encouraged to read this Prospectus in conjunction with the accompanying separate account prospectus.

In choosing the Fund as an investment for your contract, please keep in mind the following considerations.

What are the general investment characteristics of the Fund?

o    Diversified investment portfolio;

o    Appropriate for achieving long-term goals, like saving for retirement;
     and

o    Fluctuating net asset value (NAV) per share.

What are the particular investment characteristics of the Fund?


o Seeks to generate a high level of income by investing in investment-grade debt securities.


The Fund may not be an appropriate selection for contract owners who:

o are not willing to take any risk that they may lose money on their investment;

o    want absolute stability of their investment principal; or

o want to invest in a particular sector or in particular industries, countries, or regions.

Investments

The following describes some of the types of securities the Fund may purchase under normal market conditions.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of the types of securities in which the Fund can invest, see the SAI.

o U.S. Government Securities. Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


o U.S. Government Instrumentalities. Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Securities of certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority. These obligations of U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.


o Corporate Debt Obligations. Debt instruments issued by public corporations. They may be secured or unsecured.

o Convertible or Exchangeable Corporate Debt Obligations. Debt instruments that may be exchanged for or converted to other securities.

o Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.

o When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of the Fund.

o Dollar-Weighted Effective Average Maturity. Based on the value of the Fund's investments in securities with different maturity dates. This measures the sensitivity of a debt security's value to changes in interest rates. The value of a long term debt security is more sensitive to interest rate changes than the value of a short-term security.

Risk Factors

This Prospectus describes the principal risks that are associated with the Fund's investment strategies.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The Fund is subject to the following principal risks.

General risks

o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

o Manager risk is the risk that the Fund's portfolio manager may implement its principal investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities

o Interest rate risk is the risk that the value of a debt security typically changes in the opposite direction from a change in interest rates. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

o Reinvestment risk is the risk that when interest rates are declining, the Fund will have to reinvest any interest income or prepayments on a security at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.


o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Fund generally invests in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch or Moody's.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in the Fund is not a complete investment program.

Risks associated with investing in mortgage-related securities

o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates.

o Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what the Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier. A separate account buys and redeems shares at the next share price calculated after your instructions are received and accepted by an authorized representative of your participating insurance company. A business day is a day on which the NYSE is open.

The Fund's NAV may change on days when separate accounts will not be able to buy or redeem its shares if the Fund holds portfolio securities primarily listed on foreign exchanges that trade on weekends or other days when it does not price its shares.


The Fund values its investments based on market value. When market quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Fund may price its investments based on fair value methods approved by the Board of Trustees. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.


      Total Assets-Liabilities

NAV = --------------------------

      Number of Shares Outstanding

Dividends, Distributions and Taxes

The Fund expects to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. Capital gains distributions, if any, from the Fund will be made annually. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions made by the Fund will be automatically reinvested in additional shares of the Fund.

Important Information about Taxes

The tax status of your separate account's investment in the Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the contracts.

o Shares of the Fund must be purchased through the contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a contract.

o The Code requires that a separate account underlying a contract must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A separate account invested in the Fund will be treated as owning its proportionate share of the Fund's assets for purposes of determining whether the account is adequately diversified. If a separate account underlying a contract were not in compliance with these diversification requirements, the contract owner would be subject to tax on the contract's earnings.

o This discussion of federal income tax consequences is based on tax laws and regulations in effect as of the date of this Prospectus, and may change as a result of legislative, administrative or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of federal income tax considerations that is contained in the separate account prospectus and the SAI.

You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes which may differ from the federal income tax consequences described.

Investing in the Fund

The Fund is designed as an investment exclusively for contracts that are offered by the separate accounts of participating insurance companies. The participating insurance company will buy and redeem shares according to your instructions, as provided in the contract, and will redeem shares as needed to provide benefits under the contract.

Shares of the Fund may be offered in the future to other separate accounts established by other insurance companies, and they may fund both variable annuity and variable life insurance contracts offered by the same or affiliated insurance companies. Although the Fund currently does not foresee any conflicts of interest between owners of variable annuity contracts and variable life insurance contracts or between owners of variable contracts issued by insurance companies that are not affiliated, it is possible, for various reasons, that conflicts may arise between groups of contract owners. Each insurance company whose separate accounts invest in the Fund, the Distributor, and the Adviser are required to report any material irreconcilable conflict to the Fund's Board of Trustees and, where a conflict exists, the appropriate insurance company is required to take whatever action is necessary to remedy the conflict. The Board of Trustees is required to monitor the handling of the conflict and must be satisfied that the steps taken toward its resolution benefit the contract owners generally. In the event of a conflict, an insurance company might redeem its investment by one or more separate accounts in the Fund's shares. If this happens, the Fund may have to sell securities at unfavorable prices.


Contract Owner Administrative Services Agreement

The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyCorp and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

Distribution and Service Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. The fee may be used by the Distributor to pay for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. However, the Adviser has contractually agreed to waive its management fees and to reimburse expenses until April 30, 2004 at the earliest, as allowed by law, so that net operating expenses (excluding certain items) do not exceed the level described in the Fund's Risk/Return Summary under "Fund Expenses."

The Adviser, Administrator or the Distributor may make payments from their own resources for promotional and administrative expenses. These amounts would be in addition to amounts paid by the Fund under the Distribution and Service Plan and the Contract Owner Administrative Services Agreements.


Purchases

Shares of the Fund may be purchased only through contracts offered through participating insurance companies. Please refer to the separate account prospectus for information on how the participating insurance company buys and redeems shares.

Insurance company separate accounts invest in the Fund based upon its current NAV. The Fund's Transfer Agent processes orders to buy or redeem shares of the Fund at its NAV next computed after the order is received. The value of your contract's investment in the Fund also will be based upon premium payments, surrender and transfer requests, and any other transaction requests from contract owners, annuitants, and beneficiaries. In order to calculate the value of your investment, you would have to determine the number of contract units you own along with the "accrued unit value" of your contract.

Redemptions

Shares of the Fund may be redeemed by instructing your participating insurance company to terminate your contract's investment in the Fund. Please refer to the instructions provided in the prospectus for the separate account. The separate account may redeem shares on any business day at the NAV that is next calculated after the order is placed.

The Fund may suspend the right of redemption in the following circumstances:

o    During non-routine closings of the NYSE;

o When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

o When the Securities and Exchange Commission ("SEC") orders a suspension to protect the Fund's shareholders.

The Fund will pay redemptions by any one separate account during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

About the Fund

The Fund is a series of The Victory Variable Insurance Funds, which is organized as a Delaware statutory trust.

The Board of Trustees of The Victory Variable Insurance Funds has the overall responsibility for the management of the Fund.




The Investment Adviser and Sub-Administrator


The Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC and is the adviser to the Fund. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser also serves as the investment adviser of The Victory Portfolios, a registered investment company currently offering 23 money market, bond and equity mutual funds, with assets in excess of $___ billion. The Adviser and its affiliates manage assets totaling in excess of $61.6 billion for individual and institutional clients, including assets of The Victory Portfolios. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the year ending December 31, 2002, the Adviser was paid advisory fees based on a percentage of average daily net assets of the Fund (after waivers) of ___%.

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays the Adviser a fee at the annual rate of up to 0.__% of the Fund's average daily net assets to perform some of the administrative duties of the Fund.


The Administrator and Distributor

BISYS Fund Services and it affiliates, 3435 Stelzer Road, Columbus, OH 43219, are the Administrator and Distributor of the Fund.

Portfolio Management

Richard T. Heine has been the portfolio manager of the Fund since its inception. Mr. Heine is a Senior Portfolio Manager and Managing Director with the Adviser, has managed the fixed income assets of the Balanced Fund of The Victory Portfolios, since 1993, and manages other investment accounts advised by the Adviser.

The Fund is supervised by the Board of Trustees, which monitors the services provided to the Fund for the benefit of contract owners.

Financial Highlights                              Investment Quality Bond Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since its inception. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that a separate account would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).


These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by ________________________, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling your participating insurance company.



                                                              Year            Year            Year         Six Months
                                                              Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2002            2001            2000          1999<F2>

Net Asset Value, Beginning of Period                         $10.34          $10.24           $ 9.80          $10.00

Investment Activities
  Net investment income                                        0.35            0.49             0.59            0.24
  Net realized and unrealized gains
    (losses) on investments                                    0.58            0.16             0.46           (0.22)

      Total from Investment Activities                         0.93            0.65             1.05            0.02

Distributions
  Net investment income                                       (0.42)          (0.49)           (0.61)          (0.22)
  Net realized gains                                          (0.36)          (0.06)              --              --

      Total Distributions                                     (0.78)          (0.55)           (0.61)          (0.22)

Net Asset Value, End of Period                               $10.49          $10.34           $10.24          $ 9.80

Total Return                                                   9.20%           6.49%           11.02%           0.21%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)                            $2,243          $2,327           $2,269          $1,729
Ratio of expenses to average net assets                        1.29%           1.00%            0.64%           0.60%<F4>
Ratio of net investment income to average net assets           3.24%           4.65%            6.09%           5.41%<F4>
Ratio of expenses to average net assets<F1>                    2.94%           3.27%            5.38%           8.90%<F4>
Ratio of net investment income to average net assets<F1>       1.59%           2.38%            1.35%          (2.89)%<F4>
Portfolio turnover                                               39%             72%             288%            191%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period from July 1, 1999 (commencement of operations) through
     December 31, 1999.

<F3> Not annualized.

<F4> Annualized.



If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write your participating insurance company.

Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the SEC, and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports

Provide additional information about the Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call your participating insurance company.

How to Obtain Information

By telephone: Call your participating insurance company at the toll free number listed in the separate account prospectus.

By mail: You may write to your participating insurance company at the address listed in the separate account prospectus.

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

                 Investment Company Act File Number 811-8979


                            VF-VVIF-IQBPRO (5/03)

Prospectus


Victory Variable
Insurance Funds

Diversified
Stock Fund
Class A Shares

Small Company
Opportunity Fund
Class A Shares



May 1, 2003


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


For information, call your participating insurance company.


Victory Variable
Insurance Funds
LOGO (R)

The Victory Variable Insurance Funds


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Key to Fund Information

Objective and Strategy

The goals and the strategies that
a Fund plans to use in pursuing
its investment objective.

Risk Factors

The risks you may assume
as an investor in a Fund.


Shares of the Funds are:

  o Not insured by the FDIC;

  o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

  o Subject to investment risks, including possible loss of the amount invested.

                              Table of Contents


Risk/Return Summary                                                   1
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses of each Fund.


      Diversified Stock Fund
        Class A Shares                                                2

      Small Company Opportunity Fund
        Class A Shares                                                4

Q&A -- Important Considerations                                       6

Investments                                                           7

Risk Factors                                                          7

Share Price                                                           8

Dividends, Distributions, and Taxes                                   9

Investing in the Victory Variable Insurance Funds                    10

      - Contract Owner Administrative
        Services Agreement                                           10

      - Distribution and Service Plan                                10

      - Purchases                                                    11

      - Redemptions                                                  11

Organization and Management of the Funds                             12

Financial Highlights

      Diversified Stock Fund                                         13

      Small Company Opportunity Fund                                 13

Risk/Return Summary

Introduction

This Prospectus explains what you should know about the Victory Variable Insurance Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

Each Fund pursues its investment objective by investing primarily in equity securities. Each Fund generally seeks to provide long-term growth of capital. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.


Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. There are other potential risks discussed later in the Prospectus. You may lose money by investing in a Fund. The likelihood of loss is greater if you invest for a shorter period of time.


Who May Want to Invest in the Funds

      - Investors willing to accept the risk of price and dividend fluctuations

      - Investors willing to accept higher risk in return for higher potential returns

      - Long-term investors with a particular goal, like saving for retirement or a child's education


Share Classes

Each Fund offers Class A Shares.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Diversified Stock Fund

CLASS A SHARES
Cusip#: 92646Q307


Investment Objective

The Fund seeks to provide long-term growth of capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

The Adviser seeks to invest in both growth and value securities.

      - Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

      - Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.


Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      - The market value of securities acquired by the Fund declines.

      - Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

      - Value stocks fall out of favor relative to growth stocks.

      - The portfolio manager does not execute the Fund's principal investment strategies effectively.

      - A company's earnings do not increase as expected.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31. The figures shown in the bar chart, table and highest and lowest quarterly returns assume reinvestment of dividends and distributions.


The total returns reflected in the bar chart, table, and listing of highest and lowest quarterly returns do not reflect the impact of fees and charges imposed pursuant to the terms of the contracts funded by the separate accounts that invest in the Fund. (See Q&A -- Important Considerations.) Purchasers should bear in mind that the total returns for the separate account assets that relate to the contracts will be lower than the total returns for the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

2000      -1.14%
2001       0.32%
2002

Highest/lowest quarterly results during this time period were:
Highest     _.__% (quarter ended __________________)
Lowest      _.__% (quarter ended __________________)



The table below shows how the average annual total returns for Class A Shares of the Fund for one year and since inception periods compare to those of a broad-based market index.


Average Annual Total Returns
(for the Periods ended                Past        Since
December 31, 2002)                  One Year    Inception

Class A                               _.__%       _.__%(1)

S&P 500 Index (2)                     _.__%       _.__%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)



(1)  Inception date is July 1, 1999.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of domestically traded common stocks of mid-to-large size companies. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.



Fund Expenses

This section describes the fees and expenses that you may pay if you invest in Class A Shares of the Fund.

Annual Fund Operating Expenses
(deducted from Fund assets)                      Class A

Management Fees                                   0.30%

Distribution (12b-1) Fees                         0.25%

Other Expenses
(includes a contract owner's
administrative service
fee of up to 0.25% applicable
to Class A Shares)                                1.13%

Total Fund Operating Expenses(1)                  1.68%

Fee Waiver/
Expense Reimbursement                            (0.18)%

Net Expenses(2)                                   1.50%

(1)  Reflects anticipated expenses.

(2) The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses, as allowed by law, so that the net operating expenses of the Fund do not exceed 1.50% until at least April 30, 2004.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year    3 Years     5 Years    10 Years
Class A       $____     $____       $____       $____

Small Company Opportunity Fund

CLASS A SHARES
Cusip#: 92646Q505


Investment Objective

The Fund seeks to provide capital appreciation.


Principal Investment Strategies

The Fund invests primarily in common stocks of smaller companies that show the potential for high earnings growth in relation to their price-earnings ratio.


Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. "Small Companies" are companies, which, at the time of purchase, have market capitalizations within the range of companies comprising the Russell 2000 Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As of December 31, 2002, the largest company in the Index currently had an approximate market capitalization of $2.4 billion and the smallest company currently had an approximate market capitalization of $8.2 million.

     In making investment decisions, the Adviser considers, among other things, the following characteristics: the rate and consistency of earnings growth and revenue growth, prospects for rising earnings, price-to-book ratios and price-to-earnings ratios, market capitalization, debt level and trading liquidity.


The equity securities in which the Fund invests include:

     - Common stock

     - Convertible preferred stock

     - Debt convertible or exchangeable into equity securities

There is no guarantee that the Fund will achieve its objective.


Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      - The market value of securities acquired by the Fund declines.

      - Value stocks fall out of favor relative to growth stocks.

      - Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

      - The portfolio manager does not execute the Fund's principal investment strategies effectively.

      - A company's earnings do not increase as expected.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund is not a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31. The figures shown in the bar chart, table and highest and lowest quarterly returns assume reinvestment of dividends and distributions.


The total returns reflected in the bar chart, table, and listing of highest and lowest quarterly returns do not reflect the impact of fees and charges imposed pursuant to the terms of the contracts funded by the separate accounts that invest in the Fund. (See Q&A -- Important Considerations.) Purchasers should bear in mind that the total returns for the separate account assets that relate to the contracts will be lower than the total returns for the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

2000     20.97%
2001     -6.21%
2002

Highest/lowest quarterly results during this time period were:
Highest     _.__% (quarter ended __________________)
Lowest      _.__% (quarter ended __________________)


The table below shows how the average annual total returns for Class A Shares of the Fund for one year and since inception periods compare to those of a broad-based market index.


Average Annual Total Returns
(for the Periods ended               Past      Since
December 31, 2002)                 One Year  Inception

Class A                              _.__%     _.__%(1)

Russell 2000 Index(2)                _.__%     _.__%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)



(1)  Inception date is July 1, 1999.

(2) The Russell 2000 Index is a broad-based unmanaged index that measures the performance of small-capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.



Fund Expenses

This section describes the fees and expenses that you may pay if you invest in Class A Shares of the Fund.

Annual Fund Operating Expenses
(deducted from Fund assets)                      Class A

Management Fees                                   0.30%

Distribution (12b-1) Fees                         0.25%

Other Expenses
(includes a contract owner's
administrative service
fee of up to 0.25% applicable
to Class A Shares)                                2.80%

Total Fund Operating Expenses(1)                  3.35%

Fee Waiver/
Expense Reimbursement                            (1.85)%

Net Expenses(2)                                   1.50%

(1)  Reflects anticipated expenses.

(2) The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses, as allowed by law, so that net operating expenses of the Fund do not exceed 1.50% until at least April 30, 2004.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years
  Class A       $____     $____       $____       $____

Q&A -- Important Considerations

You cannot buy shares of the Victory Variable Insurance Funds directly, but only through variable annuity or variable life insurance contracts (contracts) that are offered by the segregated asset accounts (separate accounts) of certain life insurance companies (participating insurance companies).

The Victory Variable Insurance Funds offer Class A Shares. You are encouraged to read this Prospectus in conjunction with the accompanying separate account prospectus.

In choosing a Fund as an investment for your contract, please keep in mind the following considerations.

What are the general investment characteristics of each Fund?

      - Diversified investment portfolio;

      - Appropriate for achieving long-term goals, like saving for retirement;

      - Seeks potential growth over time; and

      - Fluctuating net asset value (NAV) per share.

What are the particular investment characteristics of the Funds?

      Diversified Stock Fund:

      - Assumes more short-term risk for potentially higher long-term gains.

      Small Company Opportunity Fund:

      - Assumes the added risks associated with small company stocks in return for the possibility of long-term rewards.


Keep in mind that:

      - No Fund is a complete investment program.

      - A Fund's shares could decrease in value, but they also have the potential to increase in value.


The Funds may not be an appropriate selection for contract owners who:

      - are not willing to take any risk that they may lose money on their investment;

      - want absolute stability of their investment principal; or

      - want to invest in a particular sector or in particular industries, countries, or regions.

Investments

Under normal market conditions each Fund purchases equity securities, including common stock and securities that are convertible or exchangeable into common stock.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For a more complete description of the types of securities in which each Fund can invest, see the Statement of Additional Information (SAI).


Risk Factors

This Prospectus describes the principal risks that are associated with the Funds' investment strategies.

Each Fund is subject to market risk, manager risk, and equity risk, as described below.

The Small Company Opportunity Fund is also subject to the risks of investing in small capitalization stocks.

General Risks:

      - Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

      - Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risk associated with investing in equity securities:

      - Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investment in small capitalization stocks:

      - Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

An investment in a Fund is not a complete investment program.


Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (the NYSE), whichever time is earlier. A separate account buys and redeems shares at the next share price calculated after your instructions are received and accepted by an authorized representative of your participating insurance company. A business day is a day on which the NYSE is open.


The Funds price their investments at market value when market quotations are readily available. When these quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Funds may price their investments at fair value according to procedures approved by the Board of Trustees. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of its outstanding shares.


         Total Assets-Liabilities
NAV =  ----------------------------
       Number of Shares Outstanding

Dividends, Distributions, and Taxes

Each Fund expects to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, each Fund declares and pays dividends from its net investment income quarterly. Capital gains distributions, if any, from the Funds will be made annually. In addition, a Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions made by each Fund will be automatically reinvested in additional shares of the Fund.


The tax status of your separate account's investment in a Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.


Important Information about Taxes

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, each Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the contracts.

      - Shares of a Fund must be purchased through the contracts. As a result, it is anticipated that any dividend or capital gains distribution from a Fund will be exempt from current taxation if left to accumulate within a contract.

      - The Code requires that a separate account underlying a contract must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A separate account invested in a Fund will be treated as owning its proportionate share of the Fund's assets for purposes of determining whether the account is adequately diversified. If a separate account underlying a contract were not in compliance with these diversification requirements, the contract owner would be subject to tax on the contract's earnings.

     - This discussion of federal income tax consequences is based on tax laws and regulations in effect as of the date of this Prospectus, and may change as a result of legislative, administrative or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of federal income tax considerations that is contained in the separate account prospectus and the SAI.


You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes which may differ from the federal income tax consequences described.

INVESTING IN THE VICTORY VARIABLE INSURANCE FUNDS

The Funds are designed as an investment exclusively for contracts that are offered by the separate accounts of participating insurance companies. The participating insurance company will buy and redeem shares according to your instructions, as provided in the contract, and will redeem shares as needed to provide benefits under the contract.

Shares of the Funds may be offered in the future to other separate accounts established by other insurance companies, and they may fund both variable annuity and variable life insurance contracts offered by the same or affiliated insurance companies. Although the Funds currently do not foresee any conflicts of interest between owners of variable annuity contracts and variable life insurance contracts or between owners of variable contracts issued by insurance companies that are not affiliated, it is possible, for various reasons, that conflicts may arise between groups of contract owners. Each insurance company whose separate accounts invest in the Funds, the Distributor, and the Adviser are required to report any material irreconcilable conflict to the Funds' Board of Trustees and, where a conflict exists, the appropriate insurance company is required to take whatever action is necessary to remedy the conflict. The Board of Trustees is required to monitor the handling of the conflict and must be satisfied that the steps taken toward its resolution benefit the contract owners generally. In the event of a conflict, an insurance company might redeem its investment by one or more separate accounts in a Fund's shares. If this happens, the Fund may have to sell securities at unfavorable prices.


Contract Owner Administrative
Services Agreement


The Funds have adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Funds, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of each Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Funds may enter into these agreements with KeyCorp and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)



Distribution and Service Plan


In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a Distribution and Service Plan. Under the Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. The fee may be used by the Distributor to pay for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Funds, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. However, the Adviser has contractually agreed to waive its management fees and to reimburse expenses until April 30, 2004 at the earliest, as allowed by law, so that net operating expenses (excluding certain items) do not exceed the levels described in each Fund's Risk/Return Summary under "Fund Expenses."

     The Adviser, Administrator or the Distributor may make payments from their own resources for promotional and administrative expenses. These amounts would be in addition to amounts paid by the Funds under the Distribution and Service Plan and the Contract Owner Administrative Services Agreements.



Purchases

Shares of the Funds may be purchased only through contracts offered through participating insurance companies. Please refer to the separate account prospectus for information on how the participating insurance company buys and redeems shares.

Insurance company separate accounts invest in a Fund based upon its current NAV. The Funds' Transfer Agent processes orders to buy or redeem shares of a Fund at its NAV next computed after the order is received. The value of your contract's investment in a Fund also will be based upon premium payments, surrender and transfer requests, and any other transaction requests from contract owners, annuitants, and beneficiaries. In order to calculate the value of your investment, you would have to determine the number of contract units you own along with the "accrued unit value" of your contract.


Redemptions

Shares of a Fund may be redeemed by instructing your participating insurance company to terminate your contract's investment in the Fund. Please refer to the instructions provided in the prospectus for the separate account. The separate account may redeem shares on any business day at the NAV that is next calculated after the order is placed.

A Fund may suspend the right of redemption in the following circumstances:

      - During non-routine closings of the NYSE;

      - When the Securities and Exchange Commission (the SEC) determines that
      (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Fund's securities; or

     - When the SEC orders a suspension to protect the Fund's shareholders.

Each Fund will pay redemptions by any one separate account during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the period. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and
Management of the Funds


The Funds are supervised by the Board of Trustees which monitors the services provided to contract owners.


About The Victory Variable
Insurance Funds

Each Fund is a series of The Victory Variable Insurance Funds, which is organized as a Delaware statutory trust.

The Board of Trustees of The Victory Variable Insurance Funds has the overall responsibility for the management of the Funds.





The Investment Adviser
and Sub-Administrator


Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC and is the adviser to each Fund. The Adviser, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser also serves as the investment adviser of The Victory Portfolios, a registered investment company currently offering 23 money market, bond and equity mutual funds, with assets in excess of $__ billion. The Adviser and its affiliates manage assets totaling in excess of $61.6 billion for individual and institutional clients, including the assets of the Victory Portfolios. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the year ending December 31, 2002, the Adviser was paid advisory fees based on a percentage of the average daily net assets of each Fund (after waivers) of __% for the Diversified Stock Fund and __% for the Small Company Opportunity Fund.

Under a sub-administrative agreement, BISYS Fund Services Ohio, Inc. pays the Adviser a fee at the annual rate of up to ___% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.



The Administrator and Distributor

BISYS Fund Services and its affiliates, 3435 Stelzer Road, Columbus, OH 43219, are the Administrator and Distributor of the Funds.


Portfolio Management


Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn M. Rains is the associate portfolio manager of the Diversified Stock Fund. Mr. Babin has been the portfolio manager of the Diversified Stock Fund since its inception. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Senior Portfolio Manager and Managing Director of the Adviser. Mr. Danes has been a portfolio manager of the Fund since July 2000. He is a Senior Portfolio Manager and Managing Director with the Adviser, and has been associated with the Adviser or an affiliate since 1987. Ms. Rains is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1998. Prior to that, she served as an Assistant Manager, Credit Management for Chase Manhattan Bank. She has been associate portfolio manager of the Fund since June 2000. Mr. Babin has managed the Diversified Stock Fund series of the Victory Portfolios since October 1989. Mr. Danes has been a portfolio manager of the Diversified Stock Fund series of the Victory Portfolios since July 2000 and also manages the Special Value Fund series of the Victory Portfolios. Ms. Rains has been associate portfolio manager of the Diversified Stock Fund series of the Victory Portfolios since June 2000.

Gary H. Miller, Stephen C. Dilbone, and Gregory Conners are co-portfolio managers of the Small Company Opportunity Fund. Mr. Miller has been co-portfolio manager of the Fund since its inception. He has also co-managed the Established Value Fund and Small Company Opportunity Fund, two series of the Victory Portfolios, and their predecessor funds, since 1998. He is a Portfolio Manager and Director of VictoryGradison Capital Management (a division of Victory Capital Management Inc.) and has been with VictoryGradison Capital Management since 1993. Mr. Dilbone has been co-portfolio manager of the Fund since March 1, 2002. He is a Senior Portfolio Manager and Managing Director of VictoryGradison Capital Management and has been with VictoryGradison Capital Management since 1990. Mr. Conners has been associate portfolio manager of the Fund since March 1, 2002. He is a Portfolio Manager of VictoryGradison Capital Management and has been with VictoryGradison Capital Management since March 1999. He was an equity analyst with Carillon Advisers, Inc. from December 1994 to March 1999.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the periods since its inception. Certain information shows the results of an investment in one share of each Fund. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions).


     These financial highlights reflect historical information about Class A Shares of each Fund. The financial highlights were audited by ___________________________, whose report, along with the financial statements of each Fund, are included in the Funds' annual report, which is available by calling your participating insurance company.



                                                                      Year            Year             Year         Six Months
                                                                     Ended           Ended            Ended           Ended
DIVERSIFIED STOCK FUND                                             December 31,    December 31,     December 31,    December 31,
                                                                      2002            2001             2000           1999<F2>

Net Asset Value, Beginning of Period                                 $  9.83         $  9.87         $ 10.07          $10.00

Investment Activities
     Net investment income                                              0.05            0.04            0.09            0.05
     Net realized and unrealized gains (losses) on investments         (2.35)          (0.01)          (0.20)           0.07

         Total from Investment Activities                              (2.30)           0.03           (0.11)           0.12

Distributions
     Net investment income                                             (0.05)          (0.04)          (0.09)          (0.05)
     Net realized gains                                                   --           (0.03)             --              --

         Total Distributions                                           (0.05)          (0.07)          (0.09)          (0.05)

Net Asset Value, End of Period                                       $  7.48         $  9.83         $  9.87          $10.07

Total Return                                                          (23.44)%          0.32%          (1.14)%          1.21%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)                                    $16,806         $20,431         $12,866          $4,001
Ratio of expenses to average net assets                                 1.06%           1.00%           0.79%           0.78%<F4>
Ratio of net investment income to average net assets                    0.57%           0.43%           0.98%           1.30%<F4>
Ratio of expenses to average net assets<F1>                             1.38%           1.64%           2.76%           6.98%<F4>
Ratio of net investment income to average net assets<F1>                0.25%          (0.21)%         (0.99)%         (4.90)%<F4>
Portfolio turnover                                                        86%             62%             50%             10%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period from July 1, 1999 (commencement of operations) through
December 31, 1999.

<F3> Not annualized.

<F4> Annualized.




                                                                     Year            Year            Year         Six Months
                                                                     Ended           Ended           Ended           Ended
SMALL COMPANY OPPORTUNITY FUND                                    December 31,    December 31,    December 31,    December 31,
                                                                     2002            2001            2000           1999<F2>

Net Asset Value, Beginning of Period                                 $11.14          $11.91          $ 9.90          $10.00

Investment Activities
     Net investment income                                             0.03            0.03            0.06            0.03
     Net realized and unrealized gains (losses) on investments        (0.60)          (0.77)           2.01           (0.08)

         Total from Investment Activities                             (0.57)          (0.74)           2.07           (0.05)

Distributions
     Net investment income                                            (0.03)          (0.03)          (0.06)          (0.03)
     Return of capital                                                   --              --              --           (0.02)

         Total Distributions                                          (0.03)          (0.03)          (0.06)          (0.05)

Net Asset Value, End of Period                                       $10.54          $11.14          $11.91          $ 9.90

Total Return                                                          (5.15)%         (6.21)%         20.97%          (0.43)%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)                                    $2,787          $2,725          $2,336          $1,369
Ratio of expenses to average net assets                                1.19%           0.99%           0.77%           0.75%<F4>
Ratio of net investment income to average net assets                   0.27%           0.27%           0.59%           0.72%<F4>
Ratio of expenses to average net assets<F1>                            3.05%           3.50%           5.02%           9.63%<F4>
Ratio of net investment income to average net assets<F1>              (1.59)%         (2.24)%         (3.66)%         (8.16)%<F4>
Portfolio turnover                                                       57%             47%             34%              9%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period from July 1, 1999 (commencement of operations) through
December 31, 1999.

<F3> Not annualized.

<F4> Annualized.



If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write your participating insurance company.


Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call your participating insurance company.


How to Obtain Information

By telephone: Call your participating insurance company at the toll free number listed in the separate account prospectus.

By mail: You may write to your participating insurance company at the address listed in the separate account prospectus.

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line from the SEC at http://www.sec.gov (text only).

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Variable
Insurance Funds
LOGO (R)


             Investment Company Act File Number 811-8979     VF-VVIF-PRO (5/03)

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                      THE VICTORY VARIABLE INSURANCE FUNDS


                          Investment Quality Bond Fund
                             Diversified Stock Fund
                         Small Company Opportunity Fund

                                   May 1, 2003



This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with The Victory Variable Insurance Funds (the "Trust") prospectuses for Class A shares of the Diversified Stock, Small Company Opportunity and Investment Quality Bond Funds (the "Funds"), which are dated May 1, 2003, each as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus.
Copies of the Prospectus may be obtained by writing The Victory Variable Insurance Funds at P.O. Box 182593, Columbus, Ohio 43218-2593, or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

The Funds' audited financial statements for the fiscal year ended December 31, xxxx are incorporated in this SAI by reference to the Funds' xxxx annual report to shareholders (File No. 811-8979). You may obtain a copy of the Funds' annual report at no charge by request to the Funds at the address or phone number noted above.


INVESTMENT ADVISER and                      DIVIDEND DISBURSING AGENT
SUB-ADMINISTRATOR                           and SERVICING AGENT
Victory Capital Management Inc.             BISYS Fund Services, Inc.


ADMINISTRATOR                               CUSTODIAN
BISYS Fund Services Ohio, Inc.              Key Trust of Ohio, N.A.


DISTRIBUTOR                                 INDEPENDENT ACCOUNTANTS
BISYS Fund Services Limited Partnership     PricewaterhouseCoopers LLP

TRANSFER AGENT                              COUNSEL
BISYS Fund Services, Inc.                   Kramer Levin Naftalis & Frankel LLP


                                Table of Contents


General Information..........................................................1
Investment Objectives, Policies and Limitations..............................1
Instruments in which the Funds Can Invest....................................3
  Corporate and Short-Term Obligations.......................................3
  International and Foreign Debt Securities..................................6
  Variable and Adjustable Rate Securities....................................6
  Receipts and Zero-Coupon Bonds.............................................7
  Investment Grade and High Quality Securities...............................8
  Loans and Other Direct Debt Instruments....................................8
  U.S. Government Obligations................................................8
  Mortgage- and Asset-Backed Securities......................................8
  Foreign Investments.......................................................11
  Futures and Options.......................................................11
  Illiquid Investments and Restricted Securities............................14
  Participation Interests and Warrants......................................15

Securities of Other Investment Companies and ETFs...........................15
Investment Strategies.......................................................16
Determining Net Asset Value ("NAV") and Valuing Portfolio Securities........18
Performance.................................................................19
Additional Purchase and Redemption Information..............................22
Dividends and Distributions.................................................23
Taxes.......................................................................23
Trustees and Officers.......................................................24
Advisory and Other Contracts................................................28
Additional Information......................................................36
Appendix...................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.


The Trust was organized as a Delaware statutory trust (formerly referred to as a "business trust") on February 11, 1998 under the name "The Victory Variable Funds." The Trust's Certificate of Trust was amended on October 15, 1998 to reflect its current name, "The Victory Variable Insurance Funds." The Trust is an open-end management investment company consisting of three series (each a "Fund") of units of beneficial interest ("shares"). The outstanding shares represent interests in the Investment Quality Bond, Diversified Stock and Small Company Opportunity Funds. The Diversified Stock and Small Company Opportunity Funds are referred to in this SAI as the "Equity Funds." Each Fund is a diversified mutual fund. This SAI relates to the Class A shares of the Funds. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.


INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.


Investment Objectives.


Each Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectus. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted in the Prospectus or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below.


Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust's Board of Trustees (the "Board") will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available, but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus.

Fundamental Investment Policies and Limitations of the Funds. The following investment limitations are fundamental and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

1.   Senior Securities.


No Fund may issue any senior security (as defined in the 1940 Act),  except that
(a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.


2.   Underwriting.


No Fund may underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.


3.   Borrowing.


No Fund may borrow money, except that (a) each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.


4.   Lending.


No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.


5.   Real Estate.


No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not restricted.


6.   Commodities.


No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Non-Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board.


1.   Illiquid Securities.


No Fund will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to
Section 4(2), or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management Inc., the Funds' investment adviser (the "Adviser"), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.   Short Sales and Purchases on Margin.


No Fund will make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.


3.   Other Investment Companies.


A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."


4.   Concentration.


No Fund may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.



INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.


The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The Funds' investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also is subject to greater market fluctuations as a result of changes in interest rates. The Investment Quality Bond Fund may invest without limit in U.S. corporate debt obligations and each of the Equity Funds may invest up to 20% of its total assets in these obligations.


Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value per share ("NAV").


Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. Each of the Investment Quality Bond and Diversified Stock Funds may invest in convertible or exchangeable corporate debt obligations without limit.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights. Preferred stocks typically do not have voting rights. Each Fund may invest up to 20% of its total assets in preferred stock issued by domestic and foreign corporations.

Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. Each of the Equity Funds may invest up to 25% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. The Investment Quality Bond Fund may invest up to 35% of its total assets in short-term debt obligations and each of the Equity Funds may invest up to 20% of its total assets in these instruments.


Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).


Bank Deposit Instruments. Certificates of deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Eurodollar Obligations. Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO, see the Appendix to this SAI.

Short-Term Funding Agreements. A Fund may invest in short-term funding agreements (sometimes referred to as guaranteed investment contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund that are not readily marketable, will not exceed 15% of a Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

International and Foreign Debt Securities.

International Bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.) The Investment Quality Bond Fund may invest in Yankee securities without limit.

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. The Investment Quality Bond Fund may invest up to 20% of its total assets in foreign debt securities.

Variable and Adjustable Rate Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.


Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.


Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


The maturities of variable or floating rate notes are determined as follows:


A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.


A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.


The Investment Quality Bond Fund may invest in variable and floating rate notes without limit.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero-Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs"), and certificates of accrual on Treasury securities ("CATS"). Each Fund may invest up to 20% of its total assets in receipts.

Zero-Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Investment Quality Bond Fund may invest up to 20% of its total assets in zero-coupon bonds.

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.


Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.


U.S. Government Obligations. U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Investment Quality Bond Fund may invest in U.S. government obligations without limit and each of the Equity Funds may invest up to 20% of its total assets in these securities.

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

The Investment Quality Bond Fund may invest in mortgage-backed securities and collateralized mortgage obligations without limit.


Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.


Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. The Investment Quality Bond Fund may invest in mortgage-backed securities without limit.


      U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.


      GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

      FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation certificates resemble GNMA certificates in that each participation certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on participation certificates and the ultimate payment of principal. FHLMC Gold participation certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

      FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      Collateralized Mortgage Obligations. A Fund also may invest in CMOs, which are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

      Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets that, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.


A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The Investment Quality Bond Fund may invest up to 35% of its total assets in asset-backed securities.

Foreign Investments. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S.

securities markets. Unsponsored ADRs may involve additional risks. Each of the Equity Funds may invest up to 10% of its total assets in foreign equity securities traded on U.S. exchanges.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


Futures and Options.


Each Fund may invest up to 5% of its total assets in margins and premiums on futures contracts and options on futures contracts and may hold up to 33 1/3% of its total assets subject to futures contracts or options thereon.

Futures Contracts. A Fund may enter into futures contracts and stock index futures contracts and purchase or sell options on such futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without making or taking delivery. Closing out an open futures position is done by taking an opposite position (buying a contract that has previously been "sold," or

"selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.


After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending the purchase or sale of that security.


      Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging, and then only to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts does not exceed 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.


The Trust has  undertaken to restrict its futures  contract  trading as follows:
First, the Trust will not engage in transactions in futures contracts for speculative purposes; Second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; Third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading; fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.


In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.


      Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.


A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Call Options. Each of the Equity Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio up to 25% of its total assets. A Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised. The Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline because the purchaser of the call is unlikely to exercise the option. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options that are traded only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


Put Options. The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price.

A Fund may invest up to 5% of its total asset's in the purchase of put options. A Fund may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities it holds. A put option would enable a Fund to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Fund below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Small Company Opportunity Fund may write uncovered put options from time to time up to 5% of its total assets. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options.

Each Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities.

Utilizing  options  is  a  specialized   investment  technique  that  entails  a
substantial risk of a complete loss of the amounts paid as premiums to writers of options.


Illiquid Investments and Restricted Securities.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market,

(4) the nature of the security  (including any demand or tender  features),  and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).


Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid. With respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.


In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Board. If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares. The Investment Quality Bond Fund may invest in restricted securities without limit and the Diversified Stock and Small Company Opportunity Bond Funds may invest up to 20% and 35%, respectively, in restricted securities.

Participation Interests and Warrants.


Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.



Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Each of the Equity Funds may invest up to 10% of its total assets in warrants.

Securities of Other Investment Companies and ETFs.

Other Investment Companies. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the money market funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies.

Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

      Risk Factors Associated with Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

INVESTMENT STRATEGIES.

Each Fund's principal investment strategies are described in the Prospectus. To carry out its investment strategy, a Fund may engage in one or mare of the following activities:


Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.


Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. The Investment Quality Bond Fund may invest up to 35% of its total assets in repurchase agreements and each of the Equity Funds may invest up to 20% of its total assets in these instruments.

Reverse Repurchase Agreements. A Fund may borrow funds equal to 33-1/3% of its total assets for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate custodial account assets (such as cash or liquid securities), consistent with the Fund's investment restrictions, having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Funds may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Key Trust of Ohio, N.A., an affiliate of the Adviser ("Key Trust"), serves as lending agent for the Funds pursuant to a Securities Lending Agency Agreement that was adopted by the Board. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, Key Trust has entered into an arrangement with the Funds whereby Key Trust receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, Key Trust receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board. Each Fund will limit its securities lending to 33 1/3% of total assets.


Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a separate account cash or liquid securities equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives. Each Fund may invest up to 33-1/3% of its assets in when-issued securities.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions. Each Fund may invest up to 33-1/3% of its assets in delayed-delivery transactions.


When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.


Secondary Investment Strategies. In addition to the principal strategies described in the Prospectus, the Funds may engage in the secondary investment strategies outlined below.

o Each of the Investment Quality Bond and Diversified Stock Funds may, but is not required to, use derivative instruments.

o The Investment Quality Bond Fund may invest up to 20% of its total assets in preferred and convertible preferred securities, and separately traded interest and principal component parts of U.S. Treasury obligations; and may invest up to 35% of its total assets in high quality, short-term debt.

o The Diversified Stock Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations.

o The Small Company Opportunity Fund may invest up to 20% of its total assets in: equity securities of larger companies (those with market capitalizations over the range of companies comprising the Russell 2000 Index); investment-grade securities; preferred stocks; short-term debt obligations; and repurchase agreements.

DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in each Fund's Prospectus on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Investment Quality Bond Fund.

Investment securities held by the Investment Quality Bond Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Investment Quality Bond Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Equity Funds.

Each equity security held by an Equity Fund is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market(R) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sales price on the valuation date, or absent a last sales price, at the last available bid quotation on that day. Convertible debt securities are valued in the same manner as any equity security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.


Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Equity Fund's shares are generally determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return" and "total return," of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.


Yield and total return information may be useful to contract owners in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for a Fund for the 1, 5, and 10-year period as of the most recently ended calendar quarter. This enables a contract owner to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. A Fund's shares are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, shares of a Fund may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of shares of the Funds are affected by portfolio quality, portfolio maturity, the type of investments the Funds hold, and operating expenses. Class A Shares are subject to an annual contract owner administrative services fee of up to 0.25% of average daily net assets and an annual Rule 12b-1 fee of up to 0.25% of average daily net assets.


Standardized Yield. The "yield" (referred to as "standardized yield") of the Funds for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

            Standardized Yield = 2 [(a-b + 1)6 - 1]
                                   ------
                                     cd

      The symbols above represent the following factors:

      a =   dividends and interest earned during the 30-day period.
      b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of outstanding during the 30-day period that were entitled to receive dividends.
      d =   the maximum  offering price per share on the last day of the period, adjusted for undistributed net investment income.

A Fund's standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. The yields on the shares of the Funds for the 30-day period ended December 31, 2002 for the Investment Quality Bond, Diversified Stock and Small Company Opportunity Funds were ___%, ___% and ___%, respectively.


Dividend Yield and Distribution Returns. From time to time a Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on a Fund's dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The "dividend yield" is calculated as follows:

        Dividend Yield = Dividends for a Period of One-Year
                         -----------------------------------
                         Maximum Offering Price (last day of period)

The dividend yields and distribution returns on the shares of the Funds for the one year period ended December 31, 2002 were as follows:


--------------------------------------------------------------------------
         Fund                  Dividend Yield       Distribution Return
--------------------------------------------------------------------------
Investment Quality Bond             ____%                  ____%
--------------------------------------------------------------------------
Diversified Stock                   ____%                  ____%
--------------------------------------------------------------------------
Small Company Opportunity           ____%                  ____%
--------------------------------------------------------------------------


Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing alternative choices to fund a variable contract, contract owners should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Total Returns. The "average annual total return" of a Fund is an average annual compounded rate of return for each year in a specified number of years. It is based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)1/n-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                             ERV - P = Total Return
                             -------
                                P

Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.

The average annual total return and cumulative total return on Class A shares for each of the Funds for the period from July 1, 1999 (commencement of operations) to December 31, 2002 and the average annual total returns for the one year period ended December 31, 2002 are shown on the following table.

--------------------------------------------------------------------------
                           Average Annual      Cumulative       One-Year
                            Total Return      Total Return      Average
                           for the Life of    for the Life    Annual Total
      Fund                    the Fund        of the Fund        Return
--------------------------------------------------------------------------
Investment Quality Bond          ____%           ____%            ____%
--------------------------------------------------------------------------
Diversified Stock                ____%           ____%            ____%
--------------------------------------------------------------------------
Small Company
Opportunity                      ____%           ____%            ____%
--------------------------------------------------------------------------


A Fund's total return should be distinguished from the rate of return of the corresponding separate account. The separate account's return reflects the deduction of additional insurance charges, including mortality and expense risk charges, resulting in a lower rate of return. Because a Fund's yield or total return does not reflect these additional charges, this performance information should not be compared with that of mutual funds that are sold directly to the public. A Fund's performance information will only be included in sales literature if comparable performance figures for the corresponding separate account are also included. Contract owners should consult the separate account prospectus for further information.


Other Performance Comparisons

From time to time, a Fund may publish the ranking of its performance or the performance of its shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks the performance of the Funds against all other funds in similar categories. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.


From time to time a Fund may publish its rating or that of its shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, including the Funds, in broad investment categories (domestic equity, international equity taxable bond or municipal bond) monthly, based upon each Fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1).


The total return on an investment made in a Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Standard & Poor's 500 Index (the "S&P 500"), the Lehman Aggregate Bond Index, and the Russell 2000 Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The S&P 500 is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The Russell 2000 Index is a broad based index that represents the general performance of domestically traded common stocks of small- to mid- sized companies. Other than the Consumer Price Index, the foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds may be quoted and compared to other mutual funds with similar investment objectives that serve as funding vehicles for separate accounts offering variable contracts in advertisements, shareholder reports or other communications to shareholders. These communications may also include performance calculations that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) In addition, these communications may include discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that the receipt of additional contract units attributable to a Fund's dividends or other distributions (which distributions are reinvested in additional Fund shares) results in an increase in the value, not only of the units representing the original Fund shares acquired by the separate account, but also of additional units previously received.


A Fund also may include discussions or illustrations of the potential investment goals of a prospective contract owner (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or other sales literature may summarize the substance of information contained in the Funds' financial reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). Sales literature relating to a Fund may also include charts, graphs or drawings that illustrate the potential risks and rewards of various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to owning a contract with a separate account investing in a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, sales literature may include a discussion of certain attributes or benefits resulting from participation in a separate account that invests in a Fund. Such sales literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective contract owners. Performance information with respect to the Funds is generally available by contacting your participating insurance company.


Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.


When comparing yield, total return, and investment risk of a Fund with other variable contract funding vehicles, contract owners should understand that certain other vehicles have different risk characteristics than a Fund's shares. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.


The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") and Valuing Portfolio Securities" is subject to change. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.


The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one separate account. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Separate accounts receiving securities or other property on redemption may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Purchasing and Redeeming Shares.

As described in the Prospectus, shares of the Funds may be purchased and redeemed solely through variable annuity contracts and variable life insurance policies (collectively, "contracts") offered by separate accounts of participating insurance companies. The separate accounts purchase and redeem shares of a Fund based on, among other things, the amount of premium payments received on that day pursuant to contracts and but only on days when the NYSE is open for trading. Such purchases and redemptions of Fund shares are effected at its NAV determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. No fee is charged the separate accounts of the participating insurance companies when they redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. Each Fund ordinarily declares and pays dividends quarterly. If a Fund makes a capital gains distribution, it is declared and paid annually.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES.

The following is only a summary of certain additional federal income tax considerations that are not described in the Prospectus and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are based on tax laws and regulations in effect as of the respective dates of this SAI and the Prospectus, and may change as a result of legislative, administrative, and judicial action. These discussions are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts underlying the contracts of participating insurance companies that hold its shares. In addition, if a Fund distributes annually its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. If a Fund fails to qualify as a RIC, it would be subject to tax on its net investment income and net capital gains without being able to deduct dividends paid to shareholders, thereby reducing the amounts available for distribution to the separate accounts invested in the Fund. Under current tax law, capital gains or dividends from any Fund are not currently taxable to a holder of a contract when left to accumulate within such contract.

Section 817(h) of the Code requires that investments of a segregated asset account underlying a contract be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holder of the contract based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. Regulations under section 817(h) provide, among other things, the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the account for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each account of a participating insurance company investing in the Funds will be treated as owning its proportionate share of each Fund's assets for purposes of determining whether it is adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of contracts, such holders should consult the prospectuses for their particular contract.

TRUSTEES AND OFFICERS.

Trustees.


Overall responsibility for management of the Trust rests with the Trustees. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently ten Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees three portfolios in the Trust and 23 portfolios in The Victory Portfolios, a registered investment company that, together with the Trust, comprise the Victory Family of Funds. Although Frank A. Weil is an Independent Trustee of the Trust, he is not an Independent Trustee of The Victory Portfolios. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's address is c/o The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.


                                                                                                                   Other
                            Position Held     Date Commenced            Principal Occupation                Directorships Held in
Name and Age                with the Trust       Service                During Past 5 Years                   Public Companies
------------                --------------    --------------            -------------------                   ----------------

Nigel D. T. Andrews, 56       Trustee         August 2002        Retired (since 2001); Managing Director    Great Lakes Chemical
                                                                 (2000-2001), Internet Capital Group        Corporation.
                                                                 (venture capital); Executive Vice
                                                                 President, (1993-2000), GE Capital
                                                                 (financial services).

Frankie D. Hughes, 50         Trustee         Trustee since      Principal and Chief Investment Officer,    None.
                                              March 2000;        Hughes Capital Management, Inc. (fixed
                                              Advisory Trustee   income asset management).
                                              from December
                                              1999 to March
                                              2000

Lyn Hutton, 53                Trustee         March 2002         Executive Vice President and Chief         Chittenden Corporation.
                                                                 Investment Officer, The Commonfund for
                                                                 Nonprofit Organizations (since January
                                                                 2003); Vice President and Chief
                                                                 Financial Officer, John D. & Catherine
                                                                 T. MacArthur Foundation (grant making)
                                                                 (June 1998-December 2002); Vice
                                                                 President and Treasurer (1990-1998),
                                                                 Dartmouth College.

                                                        24



                                                                                                                   Other
                            Position Held     Date Commenced            Principal Occupation                Directorships Held in
Name and Age                with the Trust       Service                During Past 5 Years                   Public Companies
------------                --------------    --------------            -------------------                   ----------------

Eugene J. McDonald, 70        Trustee         February 1998      Principal and Chief Investment Officer,    Flag Funds Complex (26
                                                                 Quellos Private Capital Markets, LLC       portfolios); National
                                                                 (private investment firm); Executive       Commerce Financial
                                                                 Vice President, Office of Investment       Corp.; Red Hat, Inc.;
                                                                 Counsel, Duke University; President and    Incara Pharmaceuticals
                                                                 CEO (1990-2000), Duke Management           Corporation.
                                                                 Company.

Dr. Thomas F. Morrissey, 69   Trustee         February 1998      Professor, Weatherhead School of           None.
                                                                 Management, Case Western Reserve
                                                                 University.

Karen F. Shepherd, 62         Trustee         August 2002        Member, Shepherd Properties, LC and        None.
                                                                 Vincent Shepherd Investments, LC (real
                                                                 estate investments); U.S. Executive
                                                                 Director (1996-2002), European Bank for
                                                                 Reconstruction and Development;
                                                                 Director, Majority Council (since May
                                                                 2002), Emily's List (political action
                                                                 committee).

Frank A. Weil, 72             Trustee         February 1998      Chairman, Abacus & Associates, Inc.        None.
                                                                 (private investment firm).

Leigh A. Wilson, 58           Trustee         February 1998      Founder, Chairman and Chief Executive      Orbitex Life Sciences &
                                                                 Officer, New Century Care, Inc.            Biotechnology Fund, Inc.
                                                                 (formerly known as Glenleigh
                                                                 International Limited) (merchant bank);
                                                                 Chief Executive Officer (since 2001),
                                                                 The Kenning Institute (developer of
                                                                 health programs); Director, Chimney Rock
                                                                 Vineyard and Chimney Rock Winery.

Interested Trustees.*


                                                                                                                   Other
                            Position Held     Date Commenced            Principal Occupation                Directorships Held in
Name and Age                with the Trust       Service                During Past 5 Years                   Public Companies
------------                --------------    --------------            -------------------                   ----------------

Roger Noall, 68               Chairman and    February 1998      Retired (since February 2000); Executive   Alleghany Corporation;
                              Trustee                            (1997-2000), KeyCorp.                      Elite Information Group,
                                                                                                            Inc.; Inktomi
                                                                                                            Corporation.


---------------------
*     Mr. Noall and Mr. Weston are  "interested  persons" of the Trust by reason of their prior relationships with KeyCorp or it affiliates.



                                       25




                                                                                                                   Other
                            Position Held     Date Commenced            Principal Occupation                Directorships Held in
Name and Age                with the Trust       Service                During Past 5 Years                   Public Companies
------------                --------------    --------------            -------------------                   ----------------

Donald E. Weston, 68          Trustee         Trustee since      Retired (since March 2000); Chairman        None.
                                              March 2000;        (1998- 2000), Gradison McDonald
                                              Advisory Trustee   Investments, a division of McDonald
                                              from January       Investments Inc. ("McDonald"); Chairman
                                              1999 to March      (1991-October 1998), Gradison Division
                                              2000               of McDonald & Company Securities, Inc.
                                                                 and Director, McDonald & Company
                                                                 Investments Inc.


The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee and a Board Process and Nominating Committee.

The members of the Investment Committee are Mr. Weston (Chair), Mr. Andrews, Mr. McDonald (Vice Chair) and Ms. Shepherd. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Business and Legal Committee are Mr. Wilson (Chair), Ms. Hughes (Vice Chair), Ms. Hutton, Dr. Morrissey and Mr. Weil. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Ms. Hughes (Chair), Ms. Hutton, Dr. Morrissey and Mr. Wilson. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Process and Nominating Committee consists of Mr. McDonald (Chair), Mr. Andrews, Ms. Hughes, Ms. Hutton, Dr. Morrissey, Ms. Shepherd and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board. The Committee generally will not consider nominee recommendations from Fund shareholders.

During the fiscal year ended December 31, 2002, the Board held five meetings. Each Committee held four meetings.

The following tables show the dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Victory Family of Investment Companies (comprised of the Trust and The Victory Portfolios) as of December 31, 2002 (securities that are held in a deferred compensation plan are not considered to be beneficially owned by the Trustee). No Independent Trustee or his or her immediate family member owns beneficially or of record an interest in the Adviser or BISYS Fund Services Limited Partnership (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of [March 31, 2003], the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.


Independent Trustees.

                                                 Aggregate Dollar Range of Equity
                                                Securities Held in All Registered
                       Dollar Range of Equity    Investment Companies Overseen by
                            Securities           Trustee in Family of Investment
  Trustee                Held in the Funds                  Companies
  -------              ----------------------    -------------------------------

Mr. Andrews                   None                None
Ms. Hughes                    None                $1-- $10,000
Ms. Hutton                    None                None
Mr. McDonald                  None                None
Dr. Morrissey                 None                $50,001 -- $100,000
Ms. Shepherd                  None                None
Mr. Weil                      None                None
Mr. Wilson                    None                None


Interested Trustees.

                                                Aggregate Dollar Range of Equity
                                               Securities Held in All Registered
                   Dollar Range of Equity      Investment Companies Overseen by
                         Securities             Trustee in Family of Investment
  Trustee             Held in the Funds                    Companies
  -------          ----------------------      ---------------------------------

Mr. Noall                 None                  Over $100,000
Mr. Weston                None                  Over $100,000

Remuneration of Trustees.

Each Trustee receives an annual fee of $2,500 for serving as Trustee of all the Funds of the Trust, and an additional fee of $500 per regularly scheduled meeting and $250 per special telephonic meeting. The Adviser pays the expenses of Messrs. Noall and Weston. The following table indicates the estimated compensation received by each Trustee from the Trust and from the Victory "Fund Complex" for the fiscal year ended December 31, 2002. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

                 Aggregate Compensation from        Total Compensation from
Trustee                   the Trust                 Victory "Fund Complex"
-------          ---------------------------        ------------------------

Mr. Andrews*             $__________                      $20,000
Dr. Harry Gazelle*       $__________                       58,458
Ms. Hughes               $__________                       58,458
Ms. Hutton*              $__________                       38,333
Mr. McDonald             $__________                       58,458
Dr. Morrissey            $__________                       58,458
Ms. Shepherd*            $__________                       20,000
Mr. Weil                 $__________                       58,458
Mr. Wilson               $__________                       67,458


--------------------
* Mr. Andrews became a Trustee effective August 7, 2002, Dr. Gazelle retired from the Board effective November 16, 2002, Ms. Hutton became a Trustee effective March 4, 2002 and Ms. Shepherd became a Trustee effective August 7, 2002.

Interested Trustees.


              Aggregate Compensation from      Total Compensation from Victory
Trustee                 the Trust                       "Fund Complex"
-------                 ---------                       --------------

Mr. Noall              $__________                        $58,458
Mr. Weston             $__________                         58,458

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with The Victory Portfolios, a registered investment company in the same Fund complex as the Trust and each serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. (the "Administrator") receives fees from the Trust as administrator.


                             Position with    Date Commenced
Name and Age                 the Trust        Service           Principal Occupation During Past 5 Years
------------                 -------------    --------------    ----------------------------------------

Kathleen A. Dennis, 49       President        May 2002          Senior Managing Director of the Adviser.

Lisa Hurley, 47              Vice President   February 2000     Senior  Vice  President  and  General   Counsel  of  BISYS  Fund
                                                                Services.

Irimga McKay, 43             Vice President   December 2000     Since November 1998,  Senior Vice President,  Client Services of
                                                                BISYS Fund Services.

Cynthia Lee Lindsey, 44      Secretary        December 2002     Since  October 2002,  Director of Client  Services of BISYS Fund
                                                                Services;  from  November  1997 to  October  2002,  Director  of
                                                                Securities Lending of BISYS Fund Services.

Jay G. Baris, 49             Assistant        February 1998     Partner,  Kramer Levin  Naftalis & Frankel LLP; since July 1998,
                             Secretary                          Director, First Investors Life Insurance Company.

Alaina Metz, 36              Assistant        February 1998     Chief Administrative Officer of BISYS Fund Services.
                             Secretary

Joel B. Engle, 37            Treasurer        January 1999      Since September  1998, Vice President of BISYS;  from March 1995 to September 1998, Vice President, Northern Trust Company.

William J. Tomko, 44         Assistant        February 2000     Group President,  BISYS Investment  Services;  employee of BISYS
                             Treasurer                          Fund Services.



ADVISORY AND OTHER CONTRACTS.

Investment Adviser.


One of the Trust's most important contracts is with its investment adviser, the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyCorp. As of March 31, 2003, the Adviser and its affiliates manage assets totaling in excess of $___ billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of March 31, 2003, KeyCorp had an asset base of approximately $___ billion, with banking offices in 13 states from

Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's McDonald Investments Inc., a registered broker dealer, is located primarily in the mid-western United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The Investment Quality Bond Fund pays the Adviser a fee equal to 0.20% of its average daily net assets and each of the Equity Funds pays the Adviser a fee equal to 0.30% of its average daily net assets.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective owners of contracts offered by separate accounts that may invest in the Funds may include descriptions of Key Trust and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust and the Adviser.

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the "Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information -- Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty, by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For the last three fiscal years ended December 31, 2002, 2001 and 2000, the Adviser earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

-------------------------------------------------------------------------------
                            2002               2001              2000
-------------------------------------------------------------------------------
                       Fees       Fee      Fees     Fee      Fees     Fee
      Fund             Paid    Reduction   Paid   Reduction  Paid   Reduction
-------------------------------------------------------------------------------
Investment Quality     $___     $______     $0     $4,614     $0     $3,931
Bond
-------------------------------------------------------------------------------
Diversified Stock      $___     $______     $0    $50,901     $0    $23,396
-------------------------------------------------------------------------------
Small Company Opp'ty   $___     $______     $0     $7,406     $0     $3,931
-------------------------------------------------------------------------------

Considerations of the Board in Continuing the Advisory Agreement. The Board last approved the agreements on May 21, 2002. In determining whether it was appropriate to approve the agreement, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Funds and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the agreement, the Board reviewed numerous factors with respect to each Fund separately. The Board reviewed each Fund's investment performance during the year. In addition, current management fees were reviewed in the context of the Adviser's profitability on a Fund by Fund basis. Although investment performance was a significant factor in determining that the agreements should be continued, the Board considered the following additional factors, among others, in evaluating the fairness and reasonableness of the compensation to be paid to the
Adviser:


      o     Services provided under the agreement;

      o     Requirements of the Funds for the services provided by the Adviser;

      o     The quality of the services expected to be provided;

      o     Fees payable for the services;

      o     Total expenses of each Fund;

      o The Adviser's commitments to operating the Funds at competitive expense levels;

      o Profitability of the Adviser with respect to its relationship with the Funds;

      o Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Funds through custodian and administration fees;

      o     Capabilities and financial condition of the Adviser;

      o     Current economic and industry trends; and

      o     Historical relationship between each Fund and the Adviser.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the agreements were consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the agreements for additional annual periods on the basis of the foregoing review and discussions and the following considerations, among others:

      o The fairness and reasonableness of the investment advisory fee payable to the Adviser under the agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Funds, and the comparability of the fees paid to fees paid by other investment companies;

      o The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Funds and the Funds' historic performance, including the success of the Funds in achieving stated investment objectives;

      o The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

      o     The   Adviser's   representations   regarding   its   staffing   and
            capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and

      o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

Code of Ethics.


Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics to which all investment personnel and all other "access persons" of the Funds (as defined in Rule 17j-1 under the 1940 Act) must conform. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These individuals must refrain from certain trading practices and are required to report certain personal investment transactions and holdings. Violations of a Code of Ethics can result in penalties, suspension, or termination of employment.


Portfolio Transactions.


Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.


The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, Key Trust or their affiliates, or BISYS Fund Services Limited Partnership or its affiliates ("BISYS"), and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through McDonald, an affiliate of Key Trust. All transactions with McDonald must be completed in accordance with procedures approved by the Board. During the fiscal year ended December 31, 2002, no portfolio transactions were executed through McDonald.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

The following table show the brokerage commissions that the Equity Funds paid for the last three fiscal years ended December 31, 2002, 2001 and 2000. The Investment Quality Bond Fund paid no brokerage commissions during this period.

-----------------------------------------------------------------------------
Fund                                      2002         2001         2000
-----------------------------------------------------------------------------
Diversified Stock                       $_______      $34,418     $21,790
-----------------------------------------------------------------------------
Small Company Opportunity               $_______       $4,731      $2,579
-----------------------------------------------------------------------------

Directed Brokerage. During the fiscal year ended December 31, 2002, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of the Equity Funds to brokers because of research services provided. The Investment Quality Bond Fund paid no brokerage commissions during this period.

Securities of Regular Brokers or Dealers. During the fiscal year ended December 31, 2002, the Funds held securities of their regular brokers or dealers (or their parents). The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund's aggregate holdings of the securities of each such issuer as of December 31, 2002.

 -------------------------------------------------------------------------------
                                            Type of Security
    Fund                 Broker-Dealer      (Debt or Equity)    Aggregate Value
 -------------------------------------------------------------------------------
 Investment Quality                                               $_________
 Bond
 -------------------------------------------------------------------------------
 Diversified Stock                                                $_________
 -------------------------------------------------------------------------------
 Small Company
 Opportunity                                                      $_________
 -------------------------------------------------------------------------------

Portfolio Turnover.

The portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. The following table shows the portfolio turnover rates for each Fund for the last two fiscal years ended December 31, 2002 and 2001.

-------------------------------------------------------------------------
Fund                                     2002               2001
-------------------------------------------------------------------------
Investment Quality Bond                   39%                72%
-------------------------------------------------------------------------
Diversified Stock                         86%                62%
-------------------------------------------------------------------------
Small Company Opportunity                 57%                47%
-------------------------------------------------------------------------

Administrator.

BISYS Fund Services Ohio Inc. serves as Administrator to the Funds pursuant to an agreement dated April 1, 2002 (the "Administration Agreement"). The
Administrator assists in supervising all operations of the Funds (other than those that the Adviser performs under the Advisory Agreement), subject to the supervision of the Board.

For the services rendered to the Funds and related expenses borne by the Administrator, each Fund pays the Administrator an annual fee of 0.05% of each Fund's average daily net assets, computed daily and paid monthly.

The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is approved by a majority of the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. The Administrator may delegate all or any part of its responsibilities under the Administration Agreement. For its services, the Administrator receives an annual fee based on the aggregate average daily net assets of the Victory Fund Complex. (See "Remuneration of Trustees" for a definition of "Victory Fund Complex.")

The following table reflects the aggregate administration fees earned after fee reductions by the Administrator with respect to each Fund for the last three fiscal years ended December 31, 2002, 2001 and 2000. These fees are based on the administration agreement in effect at the time and were computed on the aggregate average annual net assets of each Fund.




-----------------------------------------------------------------------------------------
                            2002                   2001                   2000
-----------------------------------------------------------------------------------------
                        Fees     Fee                      Fee                     Fee
         Fund           Paid   Reduction   Fees Paid   Reduction   Fees Paid   Reduction
-----------------------------------------------------------------------------------------
Investment Quality
Bond                    $____   $____        $1,154       $0          $946        $0
-----------------------------------------------------------------------------------------
Diversified Stock       $____   $____        $8,484       $0        $3,889        $0
-----------------------------------------------------------------------------------------
Small Company
Opportunity             $____   $____        $1,234       $0          $946        $0
-----------------------------------------------------------------------------------------

Sub-Administrator.

The Adviser serves as sub-administrator to the Funds pursuant to a sub-administration agreement dated April 1, 2002 (the "Sub-Administration Agreement"). As sub-administrator, the Adviser assists the Administrator in all aspects of the operations of the Trust, except those that the Adviser performs under the Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays the Adviser a fee calculated at an annual rate of up to 0.03% of the Trust's average daily net assets. Except as otherwise provided in the Administration Agreement, the Adviser shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund for the term of the Administration Agreement, and shall terminate automatically upon the termination of the Administration Agreement. It may be terminated by either party upon 60 days' notice or immediately for "cause."


Under the Sub-Administration Agreement, the Adviser's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assisting in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.


BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated April 1, 2002. Unless otherwise terminated, the Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Rule 12b-1 Distribution and Service Plan.

Effective January 1, 2003, the Trust adopted a distribution and service plan (the "Rule 12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act, on behalf of each of the Funds, pursuant to which Class A shares of each Fund pay to the Distributor a distribution and service fee of 0.25% of the Fund's average daily net assets. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such fund except pursuant to a plan adopted by the fund under the Rule.

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class A shares to life insurance companies (each a "Life Company") for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as "Variable Contracts") or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Funds and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, including but not limited to: (i) providing incentives and compensation to the Distributor, Life Companies and financial intermediaries that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund; (ii) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by Life Companies in funding Variable Contracts; (iii) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares; (iv) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners; (v) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; (vi) training sales personnel of Life Companies and financial intermediaries regarding the Fund; and (vii) financing any other activity that the Board determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares. The Distributor also may use Rule 12b-1 fees to pay for an allocation of overhead and other branch office distribution-related expenses of the Distributor, such as office space and equipment and telephone facilities. Of the 0.25% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class A shares.

The amount of the Rule 12b-1 fees payable by a Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor, and the Plan does not obligate a Fund to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of a Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Rule 12b-1 Plan expressly recognizes that each Fund currently pays, and will continue to pay, an investment advisory fee to Adviser and an administration fee to BISYS Fund Services Ohio, Inc. (the "Administrator"). To the extent that any payments made by any Fund to the Adviser or Administrator, including payment of fees under the relevant agreement, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Plan. In addition, to the extent that any payments made by any of the Adviser, Administrator or Distributor out of its own profits should be deemed to be indirect financing of any activity primarily intended to result in the past sale of shares of a Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Rule 12b-1 Plan.

The 12b-1 Plan was approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there was a reasonable likelihood that the Plan would benefit each Fund and its Class A shareholders. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class A shares of the Funds, additional sales of these shares may result. Additionally, certain support services covered under the Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder's broker.


Transfer Agent.


BISYS Fund Services, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement dated April 1, 2002. Under its agreement, BISYS has agreed, among other things, (1) to issue and redeem shares of the Trust; (2) to address and mail all communications by the Trust to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and
(5) to make periodic reports to the Trustees concerning the Trust's operations. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171 serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Sub-Transfer Agency and Service Agreement dated January 1, 2001.


Contract Owner Administrative Services Agreement.


Payments made under the Contract Owner Administrative Services Agreement to contract owner servicing agents (which may include affiliates of the Adviser), or to insurance companies or their affiliates, are for administrative support services to individuals who may from time to time own contracts offered by the separate accounts that invest in the Funds, which services may include: (1) dissemination of Fund prospectuses to existing contract owners; (2) solicitation of Trust proxies (including facilitating distribution of proxy material to contract owners, tabulation and reporting); (3) telephonic support for contract owners with respect to inquiries about the Trust (not including information related to sales); (4) communications to contract owners regarding performance of the separate account and the Funds; (5) aggregating purchase and redemption orders of the separate account for sales of shares of the Funds; (6) recording issuance and transfers of shares of the Funds held by the separate account; (7) processing and reinvesting dividends and distributions of the Funds held by the separate account; and (8) providing other administrative support to the Trust as mutually agreed between the Trust, a life insurance company and the Distributor.


Fund Accountant.

BISYS Ohio serves as Fund Accountant for the all of the Funds pursuant to a fund accounting agreement with the Trust dated April 1, 2002. The Fund Accountant calculates each Fund's NAV, dividend and capital gain distributions, if any, and yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. Unless sooner terminated, the fund accounting agreement will continue in effect as to each Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is approved by a majority of the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the fund accounting agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement The agreement may be terminated upon notice of nonrenewal, by mutual agreement of the parties, or for "cause" on 60 days' notice. The Fund Accountant is entitled to receive annual fees per Fund, based on whether the Fund is an equity, fixed income, or money market fund. The Fund Accountant also receives a fee for each securities transaction in the Fund.

For the last three fiscal years ended December 31, 2002, 2001 and 2000, BISYS Ohio received the fund accounting fees, excluding out-of-pocket expenses described below. These fees are based on the fund accounting agreement in effect at the time and were computed on the aggregate average annual net assets of each Fund of the Trust.

--------------------------------------------------------------------------
Fund                                  2002          2001         2000
--------------------------------------------------------------------------
Investment Quality Bond              $______      $39,262      $30,082
--------------------------------------------------------------------------
Diversified Stock                    $______      $38,520      $30,082
--------------------------------------------------------------------------
Small Company Opportunity            $______      $38,279      $30,082
--------------------------------------------------------------------------

Custodian.

Cash and securities owned by each of the Funds are held by Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114, as custodian pursuant to a Custodian Agreement dated October 16, 1998. Under this Agreement, Key Trust (1) maintains a separate account or accounts in the name of each respective Fund;
(2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. Key Trust may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement. For it services, Key Trust is paid an annual custody safekeeping fee based on the assets of each Fund and a custody transaction fee for each transaction based on the type of transaction.


Independent Accountants.

PricewaterhouseCoopers LLP, located at 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's auditors.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION.

Description of Shares.


The Trust is a Delaware statutory trust. The Trust's Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently offers three series of Class A shares.


The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. The shareholders of the Trust are the insurance company separate accounts using the Funds to fund contracts. The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


The Trust instrument permits the Board to take certain actions without obtaining shareholder approval, if the Board determines that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another Fund of the Trust; (b) liquidating a Fund;
(c) restructuring one or more Funds into a "master/feeder" structure, in which one Fund (the "feeder") would invest all of its assets in a separate "master" Fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.


The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Principal Holders of Securities.


As of March 31, 2003, the following entities owned 5% or more of the outstanding shares of the Funds. These entities are the insurance company sponsored separate accounts that invest in the Funds as investment vehicles for variable annuity and variable life insurance contracts. Each entity that beneficially owns more than 25% of the voting securities of a Fund may be deemed a control person of that Fund and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.

--------------------------------------------------------------------------------
                                                           Percent       Percent
                                                           Owned of        Owned
         Fund            Name and Address of Owner      Record     Beneficially
--------------------------------------------------------------------------------
Diversified Stock       Nationwide Ins Company          87.20%        87.20%
                        c/o IPO Portfolio Accounting
                        PO BOX 182029
                        Columbus, OH  43218
--------------------------------------------------------------------------------
                        Hartford Life Insurance
                                     Company
                        PO BOX 2999                      8.20%
                        Hartford, CT  06104
--------------------------------------------------------------------------------
Investment Quality Bond Nationwide Ins Company
                        NWVA9 Seed Account
                        PO BOX 182029                   58.10%        58.10%
                        Columbus, OH  43218
--------------------------------------------------------------------------------
                        Nationwide Ins Company
                        c/o IPO Portfolio Accounting
                        PO BOX 182029                   41.90%
                        Columbus, OH  43218
--------------------------------------------------------------------------------
Small Company           Nationwide Ins Company
Opportunity             NWVA9 Seed Account
                        PO BOX 182029                   38.03%        38.03%
                        Columbus, OH  43218
--------------------------------------------------------------------------------
                        Nationwide Ins Company
                        c/o IPO Portfolio Accounting
                        PO BOX 182029                   51.99%
                        Columbus, OH  43218
--------------------------------------------------------------------------------
                        Hartford Life Insurance          9.98%
                        Company
                        PO BOX 2999
                        Hartford, CT  06104
--------------------------------------------------------------------------------


Financial Statements.


The audited financial statements of the Trust, with respect to all the Funds, for the fiscal year ended December 31, xxxx are incorporated by reference herein.
Miscellaneous.


As used in the Prospectus and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular Fund of the Trust will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


The requirement that the Board monitor the Funds for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners investing in the Funds has been delegated to the Board's Business and Legal Committee. The Committee carries out this responsibility by monitoring information from the investment adviser, distributor, administrator, participating insurance companies or counsel concerning potential or existing material irreconcilable conflicts. Material irreconcilable conflicts may arise for a variety of reasons, including: (1) action by a state insurance regulatory authority; (2) a change in a federal or state insurance, tax or securities law, regulation or interpretation; (3) a relevant judicial or administrative decision; (4) the manner in which the investments in the Funds' portfolios are managed; (5) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (6) a decision by an insurance company to disregard the voting instructions of contract owners. When informed of such potential or actual conflicts, the Committee evaluates the facts and circumstances and may recommend appropriate action to the Board


The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

APPENDIX.

Description of Security Ratings.


The NRSROs that the Adviser may utilize with regard to portfolio investments for the Funds include Moody's, S&P and Fitch, Inc. ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that the Adviser may utilize and the description of each NRSRO's ratings is as of the date of this SAI and may subsequently change.


Moody's.


      Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security's ranking within the category. For example a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes Moody's two highest short-term debt ratings.


Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.

-     High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P.

      Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1 rated securities.

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes S&P's two highest short-term debt ratings.


A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


Fitch.

      International Long-Term Credit Ratings.

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      International Short-Term Credit Ratings. The following describes Fitch's two highest short-term ratings:

F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


      Notes to Long- and Short-Term Ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                            PART C. OTHER INFORMATION

ITEM 23.    Exhibits

(a)(1) Amended and Restated Certificate of Trust, filed as of October 15, 1998. (1)

(a)(2)   Amended and Restated Trust Instrument as of October 15, 1998. (1)

(b)      Amended and Restated Bylaws as of October 15, 1998. (1)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1) Investment Advisory Agreement dated October 16, 1998 between Registrant and Key Asset Management Inc. (currently known as Victory Capital Management Inc., the "Adviser"). (2)

(d)(2) Schedule A to Investment Advisory Agreement dated October 16, 1998 between Registrant and the Adviser. (3)

(e) Distribution Agreement dated April 1, 2002 between Registrant and BISYS Fund Services Limited Partnership (collectively with all affiliates, "BISYS").

(f)      Not applicable.

(g)(1) Mutual Fund Custody Agreement dated October 16, 1998 between Registrant and Key Trust Company of Ohio (the "Custody Agreement"). (2)

(g)(2)   Attachment A to the Custody Agreement. (3)

(g)(3)   Form of Amendment to the Custody Agreement dated February 5, 2003.

(h)(1)   Fund Accounting Agreement dated April 1, 2002 between Registrant and
         BISYS.

(h)(2)   Administration Agreement dated April 1, 2002 between Registrant and
         BISYS.

(h)(3) Sub-Administration Agreement dated April 1, 2002 between BISYS and Victory Capital Management Inc.

(h)(4) Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS Fund Services, Ohio Inc. (the "Transfer Agency Agreement").

(h)(5)   Amendment to the Transfer Agency Agreement dated July 24, 2002.

(h)(6) Participation Agreement dated June 30, 1999 among Registrant, BISYS and Nationwide Life Insurance Company ("Nationwide"). (2)

(h)(8) Participation Agreement dated December 28, 2000 among Registrant, BISYS and Hartford Life Insurance Company ("Hartford"). (3)

(i)(1) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware counsel to Registrant, relating to the legality of Registrant's shares. (4)

---------------
(1) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A (the "Registration Statement"), filed electronically with the Securities and Exchange Commission (the "SEC") on May 10, 1999.

(2) Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed electronically with the SEC on April 25, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, filed electronically with the SEC on April 29, 2002.

(4) To be filed by amendment.

(i)(2) Opinion of Kramer Levin Naftalis & Frankel LLP, relating to the legality of Registrant's shares. (4)

(i)(3)   Consent of Kramer Levin Naftalis & Frankel LLP.

(j)      Not applicable.

(k)      Not applicable.

(l)      Not applicable.

(m)(1)   Class A Shares Distribution and Service Plan dated January 1, 2003.

(m)(2) Contract Owner Administrative Services Agreement dated June 30, 1999 between Registrant and Nationwide. (2)

(m)(3) Contract Owner Administrative Services Agreement dated January 26, 2001 between Registrant and Hartford. (3)

(m)(4) Schedule B to the Nationwide and Hartford Contract Owner Administrative Services Agreements, dated January 1, 2003.

(n)      Not applicable.

(p)(1)   Code of Ethics of Registrant. (2)
9
(p)(2)   Code of Ethics of the Adviser. (2)

(p)(3)   Code of Ethics of BISYS. (5)

         Powers of Attorney of Nigel D. T. Andrews, Frankie D. Hughes, Lyn Hutton, Eugene J. McDonald, Thomas F. Morrissey, Roger Noall, Karen F. Shepherd, Frank A. Weil, Donald E. Weston, and Leigh A. Wilson.


ITEM 24.    Persons Controlled By or Under Common Control with Registrant

None.

ITEM 25.    Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, attached hereto as Exhibit (a)(2), provides for the indemnification of Registrant's Trustees and officers, as follows:

"Section 10.02  Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

      (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

---------------
(5) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed electronically with the SEC on April 27, 2000.

      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

      (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the "1940 Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

      Victory Capital Management Inc. is the investment adviser to each of Registrant's series. The Adviser is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $84 billion as of September 30, 2002. KeyCorp is a leading financial institution doing business in 14 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies. As of September 30, 2002, the Adviser and its affiliates have over $63 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

      To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Directors:
Anthony Aveni        o   Director, Senior Managing Director and Chief
                         Investment Officer.
Richard J. Buoncore  o   Director, President, Chief Executive Officer and
                         Senior Managing Director.
Vincent DeP. Farrell o   Chairman.  Also, Chief Investment Officer and Senior
                         Managing Director of Spears, Benzak, Salomon & Farrell
                         Division.
Other Officers:
William R. Allen     o   Managing Director
John C. Barber       o   Senior Managing Director.
William J. Blake     o   Secretary.
Steven N. Bulloch    o   Assistant Secretary.
Kathleen A. Dennis   o   Senior Managing Director.
Stephen C. Dilbone   o   Senior Managing Director.
Kenneth F. Fox       o   Chief Compliance Officer.
Cynthia G. Koury     o   Senior Managing Director.
Gary R. Martzolf     o   Senior Managing Director.
Peter Scharich       o   Chief Financial Officer
Mark Summers         o   Chief Administrative Officer.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

Item 27.    Principal Underwriter

(a) BISYS Fund Services Limited Partnership (the "Distributor") acts as principal underwriter for the following investment companies:

Ambassador Funds                         American Performance Funds
American Independence Funds Trust        BB&T Funds
AmSouth Funds                            The Eureka Funds
The Coventry Group                       HSBC Advisor Funds Trust
The Hirtle Callaghan Trust               HSBC Investor Funds
LEADER Mutual Funds                      HSBC Investor Portfolios
Mercantile Funds, Inc.                   The Infinity Mutual Funds, Inc.
Pacific Capital Funds                    MMA Praxis Mutual Funds
Variable Insurance Funds                 Old Westbury Funds, Inc.

The Victory Variable Insurance Funds     USAllianz Variable Insurance Products
Vintage Mutual Funds, Inc.                  Trust
                                         The Victory Portfolios
                                         The Willamette Funds


The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b) Information about Partners, Directors and Officers of the Distributor is as follows:

   Name and Address          Position with Underwriter   Position with Fund

   BISYS Fund Services       Sole Limited Partner        None
   Ohio, Inc.
   3435 Stelzer Road
   Columbus, OH  43219

   BISYS Fund Services,      Sole General Partner        None
   Inc.*
   3435 Stelzer Road
   Columbus, OH 43219
  ______________________________
  * Joycelyn E. Follmer - Executive Representative
     William J. Tomko - Supervising Principal


(c) Not applicable.

ITEM 28.    Location of Accounts and Records

(1) Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and sub-administrator).

(2) Key Trust of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as shareholder servicing agent, custodian and securities lending agent).

(3) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and fund accountant).

(4) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

(5) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-3875 (records relating to its function as transfer agent).

(6) Boston Financial Data Services, Inc. Two Heritage Drive, Quincy, Massachusetts 02171 (records relating to its functions as dividend disbursing agent and shareholder servicing agent).

ITEM 29.    Management Services

None.

ITEM 30.    Undertakings

None

NOTICE

      A copy of Registrant's Certificate of Trust is on file with the Secretary of State of Delaware and notice is hereby given that this Pre-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 12th day of March, 2003.

                                    THE VICTORY VARIABLE INSURANCE  FUNDS
                                    (Registrant)


                                    By: /s/ Kathleen A. Dennis
                                        --------------------------------
                                          Kathleen A. Dennis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 12th day of March, 2003.

/s/ Roger Noall                      Chairman of the Board
-------------------------            and Trustee
Roger Noall

/s/ Kathleen A. Dennis               President
-------------------------
Kathleen A. Dennis

/s/ Joel B. Engle                    Treasurer
-------------------------
Joel B. Engle

            *                        Trustee
-------------------------
Leigh A. Wilson

            *                        Trustee
-------------------------
Frankie D. Hughes

            *                        Trustee
-------------------------
Eugene J. McDonald

            *                        Trustee
-------------------------
Thomas F. Morrissey

            *                        Trustee
-------------------------
Frank A. Weil

            *                        Trustee
-------------------------
Donald E. Weston

            *                        Trustee
-------------------------
Lyn Hutton

            *                        Trustee
-------------------------
Karen Shepherd

            *                        Trustee
-------------------------
Nigel D. T. Andrews




*By:/s/ Jay B. Baris
    -------------------------
      Jay G. Baris
      Attorney-in-Fact

                                  EXHIBIT INDEX


  N-1A
  Item 23        Exhibits

EX-99.e       Distribution Agreement dated April 1, 2002 between Registrant and
              BISYS.

EX-99.g       Form of Amendment to the Custody Agreement dated February 5, 2003.

EX-99.h(1)    Fund Accounting Agreement dated April 1, 2002 between Registrant and BISYS.

EX-99.h(2)    Administration Agreement dated April 1, 2002 between Registrant and BISYS.

EX-99.h(3)    Sub-Administration Agreement dated April 1, 2002 between BISYS and
              Victory Capital Management Inc.

EX-99.h(4)    Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS.

EX-99.h(5)    Amendment to the Transfer Agency Agreement dated July 24, 2002.

EX-99.i       Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.m(1)    Class A Shares Distribution and Service Plan dated January 1,
              2003.

EX-99.m(2)    Schedule B to the Nationwide and Hartford Contract Owner
              Administrative Services Agreements, dated January 1, 2003.

EX-99 Powers of Attorney of Nigel D. T. Andrews, Frankie D. Hughes, Lyn Hutton, Eugene J. McDonald, Thomas F. Morrissey, Roger Noall, Karen F. Shepherd, Frank A. Weil, Donald E. Weston, and Leigh A. Wilson.